KEMPER EQUITY FUNDS/GROWTH STYLE
                            Kemper Value+Growth Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999

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The following  information  replaces disclosure for the Kemper Value+Growth Fund in the "Portfolio Management" section of the Prospectus on page 48:

Donald E. Hall is the Lead Portfolio Manager for the Kemper Value+Growth Fund. Mr. Hall joined the fund in 1999 and Scudder Kemper in 1982. He began his investment career in 1982. Prior to joining Scudder Kemper he received an M.B.A. from Harvard Business School after working as a sales engineer for an international aluminum products manufacturer.

William J.  Wallace is a Portfolio  Manager for Kemper  Value+Growth  Fund.  Mr.
Wallace joined the fund in 1999 and Scudder Kemper in 1987. He began his investment career in 1981. Prior to joining Scudder Kemper he performed product management and client relations for a variety of trustee banks.

August 13, 1999